Exhibit 9(xvii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                                    EXHIBIT M
                                     to the
                            Shareholder Services Plan

                                   Star Funds

                             Star Growth Equity Fund
                                  Trust Shares


      This Plan is adopted by Star Funds with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Trust Shares of Star Growth Equity Fund held during the month.

      Witness the due execution hereof this 18th day of August,1997.


                                    Star Funds


                                    By:  /s/ William H. Zimmer, III
                                       Trustee

                                                Exhibit 9(xviii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                                    EXHIBIT N
                                     to the
                            Shareholder Services Plan

                                   Star Funds

                            Star Relative Value Fund
                                  Trust Shares


      This Plan is adopted by Star Funds with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Trust Shares of Star Relative Value Fund held during the month.

      Witness the due execution hereof this 18th day of August, 1997.


                                    Star Funds


                                    By:  /s/ William H. Zimmer, III
                                       Trustee

                                                  Exhibit 9(xix) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                                   EXHIBIT O
                                     to the
                           Shareholder Services Plan

                                   Star Funds

                         Star International Equity Fund


      This Plan is adopted by Star Funds with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Star International Equity Fund held during the month.

      Witness the due execution hereof this 1st day of September, 1997.


                                    Star Funds


                                    By:  /s/ William H. Zimmer, III
                                       Trustee

                                                   Exhibit 9(xx) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                                    EXHIBIT P
                                     to the
                            Shareholder Services Plan

                                   Star Funds

                             Star Equity Index Fund


      This Plan is adopted by Star Funds with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Star Equity Index Fund held during the month.

      Witness the due execution hereof this 1st day of September, 1997.


                                    Star Funds


                                    By:  /s/ William H. Zimmer, III
                                       Trustee

                                                  Exhibit 9(xxi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                                    EXHIBIT Q
                                     to the
                            Shareholder Services Plan

                                   Star Funds

                      Star Ohio Tax-Free Money Market Fund


      This Plan is adopted by Star Funds with respect to the Class of Shares of the portfolio of the Trust set forth above.

      In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Star Ohio Tax-Free Money Market Fund held during the month.

      Witness the due execution hereof this 1st day of September, 1997.


                                    Star Funds


                                    By:  /s/ William H. Zimmer, III
                                       Trustee